UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23205

FS Energy Total Return Fund

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Energy Total Return Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

The semi-annual report (“Semi-Annual Report”) of FS Energy Total Return Fund (the “Fund”) for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (“1940 Act”), is as follows:

FS Energy Total Return Fund

2017

Semi-Annual Report

FS Energy Total Return Fund

PORTFOLIO REVIEW

The following tables summarize the portfolio composition, industry classification and top 10 holdings of the Fund’s investment portfolio as of April 30, 2017 (unaudited):

Portfolio composition (by fair value)		Industry classification (by fair value)
Master Limited Partnerships	25%	Midstream	74%
Preferred Equity	6%	Upstream	19%
Common Equity	57%	Power	2%
Fixed Income	12%	Service & Equipment	5%
Short-Term Investments	0%	Short-Term Investments	0%

	100%		100%

Top 10 Holdings (by fair value)
Targa Resources Corp.	6%
Plains GP Holdings, L.P.	6%
Royal Dutch Shell plc	6%
Energy Transfer Partners, L.P.	5%
Macquarie Infrastructure Corp.	5%
Hoegh LNG Partners LP	4%
Enbridge Energy Management, L.L.C.	3%
Weatherford International Ltd.	3%
BP p.l.c.	3%
Teekay Offshore Partners L.P.	3%

FS Energy Total Return Fund

OFFICERS AND BOARD OF TRUSTEES

Officers

MICHAEL C. FORMAN

Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.

Chief Financial Officer

ZACHARY K. KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer & Secretary

JAMES F. VOLK

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman, Chief Executive Officer & President

DAVID J. ADELMAN

Vice-Chairman

President & Chief Executive Officer,

Campus Apartments, Inc.

HOLLY E. FLANAGAN

Trustee

Managing Director, Gabriel Investments

BRIAN R. FORD

Trustee

Retired Partner, Ernst & Young LLP

JOSEPH P. UJOBAI

Trustee

Executive Vice President,

SEI Investments Company

FS Energy Total Return Fund

FS Energy Total Return Fund

Unaudited Schedule of Investments

As of April 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Master Limited Partnerships—29.4%
Buckeye Partners, L.P.		Midstream	8,100	$542	$560
Cone Midstream Partners LP		Midstream	16,300	351	367
Delek Logistics Partners, LP		Midstream	23,100	711	748
Enable Midstream Partners, LP		Midstream	15,800	262	258
Energy Transfer Partners, L.P.	(d)	Midstream	52,500	1,267	1,257
EnLink Midstream Partners, LP		Midstream	39,000	690	692
Holly Energy Partners, L.P.		Midstream	6,800	235	253
MPLX LP		Midstream	6,500	236	229
Spectra Energy Partners, LP		Midstream	9,300	399	420
Sunoco LP		Midstream	8,500	257	258
Tallgrass Energy Partners, LP		Midstream	4,500	234	231
Tesoro Logistics LP		Midstream	6,500	350	357
Western Gas Partners, LP		Midstream	5,800	347	340

Total Master Limited Partnerships				5,881	5,970

Preferred Equity—7.6%
Teekay LNG Partners L.P.		Midstream	30,100	748	758
Teekay Offshore Partners L.P.		Midstream	33,700	748	791

Total Preferred Equity				1,496	1,549

Common Equity—67.9%
AltaGas Ltd.	(e)(f)	Midstream	22,500	521	504
BP p.l.c.	(e)	Upstream	23,700	800	814
Enbridge Energy Management, L.L.C.	(d)(e)(g)	Midstream	45,600	817	846
EnLink Midstream, LLC	(e)	Midstream	27,500	526	507
Gibson Energy Inc.	(e)(f)	Midstream	34,700	517	471
Hoegh LNG Partners LP		Midstream	53,100	1,059	1,075
Kinder Morgan, Inc.	(e)	Midstream	26,900	570	555
Macquarie Infrastructure Corp.	(e)	Midstream	15,200	1,181	1,237
NextEra Energy Partners, LP		Power	14,900	474	516
ONEOK, Inc.	(e)	Midstream	15,000	797	789
Plains GP Holdings, L.P.	(e)	Midstream	52,200	1,620	1,554
Royal Dutch Shell plc	(e)	Upstream	25,900	1,415	1,402
SemGroup Corp.	(e)	Midstream	23,100	786	769
Targa Resources Corp.	(e)	Midstream	28,300	1,592	1,560
TOTAL S.A.	(e)	Upstream	13,300	659	681
Veresen Inc.	(e)(f)	Midstream	43,000	448	480

Total Common Equity				13,782	13,760

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Schedule of Investments (continued)

As of April 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes		Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Fixed Income—14.3%
Exterran Energy Solutions, L.P., 8.1%, 5/1/2025	(e)		Service & Equipment	$437	$437	$452
Gulfport Energy Corp., 6.4%, 5/15/2025	(e)		Upstream	700	690	699
Jones Energy Holdings LLC, 9.3%, 3/15/2023	(e)		Upstream	300	300	270
Jupiter Resources Inc., 8.5%, 10/1/2022	(e)		Upstream	800	682	656
Weatherford International Ltd., 9.9%, 3/1/2039	(e)		Service & Equipment	700	773	819

Total Fixed Income					2,882	2,896

Short-Term Investments—0.4%
State Street Institutional Treasury Money Market Fund, 0.29%	(h	)			80	80

Total Short-Term Investments					80	80

TOTAL INVESTMENTS—119.6%					$24,121	24,255

LIABILITIES IN EXCESS OF OTHER ASSETS—(19.6)%						(3,977)

NET ASSETS—100.0%						$20,278

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value as of April 30, 2017 is determined by the board of trustees of FS Energy Total Return Fund (the “Fund”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(d)	Position or portion thereof unsettled as of April 30, 2017.

(e)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP (see Note 8). As of April 30, 2017, there were no securities rehypothecated by BNP.

(f)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars as of April 30, 2017.

(g)	Security is non-income producing.

(h)	Rate represents the seven-day yield as of April 30, 2017.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Statement of Assets and Liabilities

(in thousands, except share and per share data)

April 30, 2017
Assets
Investments, at fair value (amortized cost—$24,121)	$24,255
Cash	2,000
Receivable for investments sold	637
Dividends receivable	105
Interest receivable	40
Deferred offering costs	52
Reimbursement due from sponsor(1)	221

Total assets	$27,310

Liabilities
Financing arrangement payable	$6,080
Payable for investments purchased	625
Management fees payable	51
Administrative services expense payable	50
Accounting and administrative fees payable	23
Interest expense payable	1
Professional fees payable	32
Other accrued expenses and liabilities	170

Total liabilities	$7,032

Net assets	$20,278

Commitments and contingencies ($1,725)(2)

Composition of net assets
Class A common shares, $0.001 par value, unlimited shares authorized, none issued and outstanding	$—
Class I common shares, $0.001 par value, unlimited shares authorized, 1,608,000 shares issued and outstanding	2
Capital in excess of par value	20,098
Accumulated net realized gain (loss)	(1)
Accumulated net investment income (loss)	45
Net unrealized appreciation (depreciation)	134

Net assets	$20,278

Net asset value per common share at period end (Class I)	$12.61

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)	See Note 10 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Statement of Operations

(in thousands)

Period from March 15, 2017 (Commencement of Operations) through April 30, 2017
Investment income
Dividend income (net of foreign tax withholding—$3)	$145
Return of capital	(72)

Net dividend income	73
Interest income	29

Total investment income	102

Operating expenses
Management fees	51
Administrative services expenses	50
Accounting and administrative fees	23
Interest expense	6
Professional fees	32
Offering costs	48
Other general and administrative expenses	68

Total operating expenses	278
Less: Expense reimbursement from sponsor(1)	(221)

Net operating expenses	57

Net investment income (loss)	45

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(9)
Net realized gain (loss) on foreign currency	8
Net change in unrealized appreciation (depreciation) on investments	134

Total net realized gain (loss) and unrealized appreciation (depreciation)	133

Net increase (decrease) in net assets resulting from operations	$178

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Statement of Changes in Net Assets

(in thousands)

Period from March 15, 2017 (Commencement of Operations) through April 30, 2017
Operations
Net investment income (loss)	$45
Net realized gain (loss)	(1)
Net change in unrealized appreciation (depreciation) on investments	134

Net increase (decrease) in net assets resulting from operations	178

Capital share transactions
Issuance of common shares(1)	20,000

Net increase in net assets resulting from capital share transactions	20,000

Total increase in net assets	20,178
Net assets at beginning of period	100

Net assets at end of period	$20,278

Accumulated net investment income (loss)	$45

(1)	See Note 3 for a discussion of the Fund’s common shares transactions.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Statement of Cash Flows

(in thousands)

Period from March 15, 2017 (Commencement of Operations) through April 30, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$178
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(25,306)
Investments in money market fund, net	(80)
Proceeds from sales and repayments of investments	1,258
Net realized (gain) loss on investments	9
Net change in unrealized (appreciation) depreciation on investments	(134)
Accretion of discount	(2)
Amortization of deferred offering costs	48
(Increase) decrease in receivable for investments sold	(637)
(Increase) decrease in dividends receivable	(105)
(Increase) decrease in interest receivable	(40)
(Increase) decrease in expense reimbursement due from sponsor(1)	(221)
Increase (decrease) in payable for investments purchased	625
Increase (decrease) in management fees payable	51
Increase (decrease) in administrative services expense payable	50
Increase (decrease) in accounting and administrative fees payable	23
Increase (decrease) in interest expense payable(2)	1
Increase (decrease) in professional fees payable	32
Increase (decrease) in other accrued expenses and liabilities	170

Net cash provided by (used in) operating activities	(24,080)

Cash flows from financing activities
Issuance of common shares	20,000
Offering costs incurred	(100)
Borrowings under financing arrangement	6,080

Net cash provided by financing activities	25,980

Total increase (decrease) in cash	1,900
Cash at beginning of period	100

Cash at end of period	$2,000

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)	See Note 8 for a discussion of the Fund’s financing arrangement. During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund paid $5 of interest expense on the financing arrangement.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

Period from March 15, 2017 (Commencement of Operations) through April 30, 2017
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	0.03
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.08

Net increase (decrease) in net assets resulting from operations	0.11

Net asset value, end of period	$12.61

Shares outstanding, end of period	1,608,000

Total return(3)(4)	0.88%

Ratio/Supplemental Data:
Net assets, end of period	$20,278

Ratio of net investment income (loss) to average net assets(5)(6)	1.72%

Ratio of total operating expenses to average net assets(5)	10.63%
Ratio of expense reimbursement from sponsor to average net assets(5)	(8.45)%

Ratio of net operating expenses to average net assets(5)	2.18%

Portfolio turnover rate(4)	5.28%

Total amount of senior securities outstanding exclusive of treasury securities	$6,080

Asset coverage per unit(7)	4.34

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the period from March 15, 2017 (Commencement of Operations) through April 30, 2017.

(3)	The total return for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 is historical and was calculated by determining the percentage change in net asset value as of the end of the period. The historical total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the highly cyclical nature of the natural resource and energy sectors, the interest rates payable on the fixed income securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return set forth above represents the total return on the Fund’s investment portfolio during the period and does not represent an actual return to shareholders.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Unaudited Financial Highlights—Class I Shares (continued)

(in thousands, except share and per share amounts)

(4)	Period from March 15, 2017 (Commencement of Operations) through April 30, 2017 is not annualized.

(5)	Average daily net assets for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 is used for this calculation. Data for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 is annualized.

(6)	If the sponsor had not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (6.73)% for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Energy Total Return Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on February 23, 2016 and commenced investment operations on March 15, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers two classes of shares of beneficial interest—Class A Shares and Class I Shares (as defined below), which are substantially the same except that each class of shares has different expenses. The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

The Fund’s investment objective is to generate an attractive total return consisting of current income and capital appreciation by investing primarily in the equity and debt securities of Natural Resource Companies, as defined below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in Natural Resource Companies, which the Fund defines as companies that, as their principal business, are engaged in the development of energy infrastructure and the acquisition, exploration, production, mining, processing (including fractionating), refining, transportation (including trans-loading), storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal, metals and renewable energy sources, as well as those companies that provide equipment or services to companies engaged in any of the foregoing.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. Operating results for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 are not necessarily indicative of the results that may be expected for the period from March 15, 2017 (Commencement of Operations) through October 31, 2017. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Energy Advisor, LLC (“FS Energy Advisor”), the Fund’s investment adviser, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Energy Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”) clarifies the definition of fair value and requires companies to provide disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Energy Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Energy Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For purposes of calculating NAV, FS Energy Advisor uses the following valuation methods:

•	The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Energy Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Energy Advisor may rely upon valuations obtained from an independent valuation firm.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited financial statements. In making its determination of fair value, FS Energy Advisor may use independent third-party pricing or valuation services; provided that FS Energy Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Energy Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Energy Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Energy Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Energy Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Energy Advisor, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

While the Fund’s valuation policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Energy Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if and when the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis, the Fund believes that these prices will be reliable indicators of fair value.

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Energy Advisor’s management team, and has authorized FS Energy Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Energy Advisor’s implementation of the Fund’s valuation process.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received based on historical information. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments will be calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from February 23, 2016 (Inception) through April 30, 2017, the Fund incurred organization costs of $40, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Energy Advisor (see Note 4). FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs.

Offering Costs: Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to the Fund’s continuous public offering of its common shares, including the preparation of its Registration Statement on Form N-2 and salaries and direct expenses of FS Energy Advisor’s affiliated personnel, employees of its affiliates and others while engaged in such activities. The Fund will defer and amortize such costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raises proceeds in its continuous public offering. For the period from February 23,

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

2016 (Inception) through April 30, 2017, the Fund incurred offering costs of $1,604, which were paid on its behalf by FS Investments (see Note 4).

Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited statement of operations. During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s unaudited financial statements. The Fund’s U.S. federal and state income tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis beginning in June 2017. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the period from March 15, 2017 (Commencement of Operations) through April 30, 2017:

	Shares	Amount
Gross Proceeds from Issuance of Class I Shares	1,600,000	$20,000

Status of Continuous Public Offering

Since commencing its continuous public offering and through June 26, 2017, the Fund sold 7,702 and 1,606,459 of Class A Shares and Class I Shares, respectively, for gross proceeds of $94 and $20,073, respectively. As of June 26, 2017, the Fund raised total gross proceeds of $20,173, including $100 of seed capital contributed by Michael C. Forman in October 2016 (see Note 4).

During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund sold 1,600,000 Class I Shares for gross proceeds of $20,000 at a price per share of $12.50. During the period from May 1, 2017 through June 26, 2017, the Fund sold 7,702 and 6,459 of Class A Shares and Class I Shares, respectively, for gross proceeds of $94 and $73, respectively, at an average price per share of $12.20 and $11.30, respectively.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day, or each a Repurchase Pricing Date.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund did not repurchase any of its common shares in connection with the share repurchase program.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the investment advisory agreement (“Investment Advisory Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, FS Energy Advisor is entitled to a management fee in consideration of the advisory services provided by FS Energy Advisor to the Fund. FS Energy Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of February 28, 2017, by and between FS Energy Advisor and Magnetar Asset Management LLC (“Magnetar”), Magnetar is entitled to receive 50% of all management fees paid to FS Energy Advisor under the Investment Advisory Agreement with respect to each year.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.75% of the Fund’s average daily gross assets during such period. The Fund commenced accruing fees under the Investment Advisory Agreement on March 15, 2017, upon commencement of the Fund’s investment operations. Subject to the consent of Magnetar, the management fee may or may not be taken in whole or in part at the discretion of FS Energy Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Energy Advisor may determine. The management fee for any partial quarter will be appropriately prorated.

Pursuant to the administration agreement (“Administration Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, the Fund reimburses FS Energy Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Energy Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and Magnetar providing

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

administrative services to the Fund on behalf of FS Energy Advisor. FS Energy Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other reasonable methods. The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Energy Advisor.

The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Energy Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Energy Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Energy Advisor. Reimbursements of administrative expenses to FS Energy Advisor are subject to the expense limitation (defined below), and Magnetar has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Energy Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement (defined below). Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Expense Limitation Agreement and FS Energy Advisor and Magnetar will agree to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

FS Investments, an affiliate of FS Energy Advisor, funded the Fund’s offering costs in the amount of $1,604 for the period from February 23, 2016 (Inception) through April 30, 2017. These costs primarily include legal, accounting, printing and other expenses relating to the Fund’s offering, including costs associated with technology integration between the Fund’s systems and those of its distribution partners, marketing expenses, salaries and direct expenses of FS Energy Advisor’s and Magnetar’s personnel, employees of their affiliates and others while engaged in registering and marketing the shares, including the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Fund. Initially, FS Investments and Magnetar will pay the Fund’s organization and offering costs. Once the Fund is able to bear its own expenses, the Fund will pay certain of its offering costs directly and reimburse FS Energy Advisor and Magnetar for offering costs incurred on its behalf. Such costs will include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in registering and marketing the shares. Under the terms of the Administration Agreement, offering costs are limited to 0.50% of the gross proceeds raised in the Fund’s continuous public offering. FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs. FS Energy Advisor, Magnetar and their affiliates are entitled to receive up to 0.50% of the gross proceeds raised in the Fund’s continuous public offering until all offering costs funded by FS Energy Advisor or its affiliates (including FS Investments) have been recovered. Offering costs payable by the Fund in any quarter, including amounts reimbursable to FS Energy Advisor, Magnetar or their respective affiliates, are subject to the expense limitation. See “Expense Limitation Agreement.”

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the period from March 15, 2017 (Commencement of Operations) through April 30, 2017:

Related Party	Source Agreement	Description	Amount
FS Energy Advisor	Investment Advisory Agreement	Management Fee(1)	$51

FS Energy Advisor	Administration Agreement	Administrative Services Expenses(2)	$50

FS Energy Advisor	Investment Advisory Agreement	Offering Costs(3)	$100

(1)	During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, there were no base management fees paid to FS Energy Advisor.

(2)	During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, $48 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered by FS Energy Advisor and the remainder related to other reimbursable expenses. During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, there were no administrative services expenses paid to FS Energy Advisor.

(3)	During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund incurred $100 of offering costs and amortized $48 of such costs, which related to reimbursements to FS Energy Advisor for offering costs incurred on the Fund’s behalf, including marketing expenses, salaries and other direct expenses of FS Energy Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Fund’s common shares.

Capital Contribution by FS Energy Advisor and Magnetar

In October 2016, pursuant to a private placement, Michael C. Forman, the principal of FS Energy Advisor, contributed $100 to purchase approximately 4,000 Class I Shares at $25.00 per share. Effective February 14, 2017, the Fund effected a share split to ensure that the price per share paid by Mr. Forman for the Class I Shares purchased was equal to the NAV per Class I Share of the Fund on the date of the expected initial closing. Mr. Forman received 2.0 common shares per existing common share at $12.50 NAV per share. Mr. Forman has agreed not to tender these common shares for repurchase as long as FS Energy Advisor remains the Fund’s investment adviser. FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman.

In March 2017, FS Investments and Magnetar collectively purchased $20,000 of Class I Shares. FS Investments, Magnetar, and their respective employees, partners, officers and affiliates therefore may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders. As of June 26, 2017, the Fund has issued an aggregate of 1,614,459 Class I Shares for aggregate gross proceeds of $20,173 to the Board and individuals and entities affiliated with FS Energy Advisor and Magnetar, including Class I Shares sold to Mr. Forman in October 2016.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Limitation Agreement

Pursuant to the expense limitation agreement (“Expense Limitation Agreement”), dated as of February 15, 2017, by and between FS Energy Advisor and the Fund, FS Energy Advisor has agreed to pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the applicable class of shares for the twelve month period following March 8, 2017, the date of effectiveness of the Fund’s initial registration statement on Form N-2 (“Expense Limitation”). In consideration of FS Energy Advisor’s agreement to limit the Fund’s expenses, the Fund agreed to repay FS Energy Advisor in the amount of any Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years from the end of the fiscal quarter in which they were paid or absorbed; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Energy Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement, which became effective March 8, 2017, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board and by FS Energy Advisor. The Expense Limitation Agreement may not be terminated by FS Energy Advisor, but may be terminated by the Board on written notice to FS Energy Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. In consideration of FS Energy Advisor’s agreement to pay or absorb the Fund’s ordinary operating expenses for the first twelve months after effectiveness, Magnetar has agreed that, during such period, any sub-advisory fees paid to Magnetar will be remitted back to FS Energy Advisor in an amount equal to the lesser of (i) 50% of the “ordinary operating expenses” paid or absorbed by FS Energy Advisor pursuant to the Expense Limitation Agreement, or (ii) the sub-advisory fees paid to Magnetar. If the amount of ordinary operating expenses during such period exceeds the amount of management fees paid to FS Energy Advisor, FS Investments will be solely responsible for any such excess.

The specific amount of expenses waivable and/or payable by FS Energy Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Energy Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement by either party.

During the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund accrued $221 pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay.

FS Benefit Trust

FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the period from March 15, 2017 (Commencement of Operations) to April 30, 2017, FS Benefit Trust did not purchase any of the Fund’s shares of beneficial interest.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

On June 15, 2017, the Board declared a regular quarterly gross cash distribution of $0.15625 per common share, which will be paid on or about June 30, 2017 to shareholders of record as of the close of business on June 29, 2017. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the Fund’s distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The Fund’s net investment income on a tax basis for the period March 15, 2017 (Commencement of Operations) through April 30, 2017 was $101. As of April 30, 2017, the Fund had $101 of undistributed net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to non-deductible offering costs and the reclassification of foreign currency gains from realized gains for GAAP purposes to income for tax purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the period March 15, 2017 (Commencement of Operations) through April 30, 2017:

GAAP-basis net investment income (loss)	$45
Non-deductible offering costs	48
Foreign currency gains	8

Tax-basis net investment income (loss)	$101

As of April 30, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$101
Accumulated capital losses	(9)
Net unrealized appreciation (depreciation)	134

Total	$226

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $24,121 as of April 30, 2017. Aggregate net unrealized appreciation (depreciation) on a tax basis was $134, which was comprised of gross unrealized appreciation of $453 and gross unrealized depreciation of $319, as of April 30, 2017.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2017:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$5,881	$5,970	25%
Preferred Equity	1,496	1,549	6%
Common Equity	13,782	13,760	57%
Fixed Income	2,882	2,896	12%
Short-Term Investments	80	80	0%

Total	$24,121	$24,255	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax-basis return of capital, as applicable, on investments.

As of April 30, 2017, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2017:

Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$4,522	19%
Midstream	17,866	74%
Power	516	2%
Service & Equipment	1,271	5%
Short-Term Investments	80	0%

Total	$24,255	100%

Purchases and sales of securities during the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, other than short-term securities and U.S. government obligations, were $25,306 and $1,258, respectively.

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment at the measurement date. This accounting guidance emphasizes

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of April 30, 2017, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	April 30, 2017
Level 1—Price quotations in active markets	$21,359
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	2,896

$24,255

The Fund’s investments as of April 30, 2017 primarily consisted of Exchange-Traded Securities or OTC Securities. All of the master limited partnerships, preferred equity investments and common equity investments, each of which were traded on an active public market, were valued at their closing price as of April 30, 2017. All of the fixed income investments were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

The following is a reconciliation for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Fixed Income
Fair value at beginning of period	$—
Accretion of discount (amortization of premium)	2
Net change in unrealized appreciation (depreciation)	14
Purchases	2,880
Net transfers in or out of Level 3	—

Fair value at end of period	$2,896

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$14

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of April 30, 2017 are as follows:

Type of Investment	Fair Value at April 30, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Fixed Income	$2,896	Market Quotes	Indicative Dealer Quotes	81.5% - 117.6%	100.3%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

Note 8. Financing Arrangement

The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of April 30, 2017:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L+0.85%	$6,080	$1,920	10/26/2017(1)

(1)	As described below, the BNP facility generally is terminable upon 179 days’ notice by either party. As of April 30, 2017, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On March 16, 2017, the Fund entered into a committed facility arrangement (“BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

provides for borrowings up to a maximum amount equal to the average outstanding balance over the past twenty business days or, if fewer, the number of business days since closing. Borrowings are available in U.S. Dollars (“USD”) and Canadian Dollars (“CAD”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 0.85% per annum on USD borrowings and the Canadian Dollar Offered Rate for a one-month interest period plus 0.75% per annum on CAD borrowings. Interest is payable monthly in arrears. The Fund may terminate the facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 0.50% of the maximum amount of financing available on the termination date.

In connection with the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund; (d) specified material reductions in the Fund’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Energy Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.

As of April 30, 2017, $6,080 was outstanding under the BNP Facility. The carrying amount outstanding under the BNP Facility approximates its fair value.

For the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the total interest expense for the BNP Facility was $6. For the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$5
Average borrowings under the facility(2)	$2,523
Effective interest rate on borrowings	1.85%
Weighted average interest rate	1.87%

(1)	Interest under the BNP Facility is payable monthly in arrears.
(2)	Average borrowings for the period from March 15, 2017 (Commencement of Operations) through April 30, 2017 are calculated for the period since the Fund commenced borrowings thereunder to April 30, 2017.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits, in exchange for paying to the Fund a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

overnight Fed Funds rate. The Fund may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by the Fund to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by the Fund under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. The Fund will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the period from March 15, 2017 (Commencement of Operations) through April 30, 2017, the Fund did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of April 30, 2017, there were no securities rehypothecated by BNP Paribas.

Note 9. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Energy Advisor and Magnetar believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result,

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Natural Resource Company Risks: Under normal market conditions, the Fund intends to invest at least 80% of its investments in Natural Resource Companies. By concentrating investments in Natural Resource Companies, the Fund will be susceptible to adverse economic, environmental, business, regulatory or other

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

occurrences affecting the natural resource and energy sectors. Natural Resource Companies are also subject to specific risks, including risks associated with fluctuations in energy commodity prices and the volume of, and demand for, energy commodities; the highly cyclical nature of the natural resource and energy sectors; the depletion of commodity reserves or overstatement of the quantities of Natural Resource Company reserves; changes in the regulatory environment that affect the profitability of Natural Resource Companies; extreme weather or other natural disasters, fluctuations of interest rates and the economic impact of the Fund’s fixed income investments.

Master Limited Partnership Risk: An investment in Master Limited Partnership (“MLP”) units involves certain risks inherent in the structure of MLPs which differ from an investment in the common stock of a corporation, including (i) the limited ability to elect or remove management or the general partner or managing member, (ii) limited voting rights, except with respect to extraordinary transactions, and (iii) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. In addition, there are certain tax risks associated with an investment in MLP units.

Other Equity Securities Risk. The Fund may invest in equity securities of issuers other than Natural Resource Companies, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.

Note 10. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Energy Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

FS Energy Total Return Fund

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies (continued)

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Energy Advisor, Magnetar and their respective affiliates (including FS Investments).

Note 11. Subsequent Events

Class L Shares, Class M Shares and Class T Shares

On June 20, 2017, the U.S. Securities and Exchange Commission declared the Fund’s post-effective amendment to its registration statement on Form N-2 dated April 26, 2017 effective, which permits the Fund to commence offering Class L, Class M and Class T common shares of beneficial interest to the public.

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Energy Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Energy Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Energy Advisor voted proxies relating to the Fund’s portfolio securities during the twelve-month period ended June 30 will be available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Board of Trustees Considerations in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Board held on February 14, 2017 (“Meeting”), the Board, including all of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Energy Advisor or Magnetar (“Independent Trustees”), considered and approved the Fund’s entrance into the investment advisory agreement (“Investment Advisory Agreement”) with FS Energy Advisor and the Advisor’s entrance into the investment sub-advisory agreement for the Fund (“Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”) with Magnetar.

In connection with its consideration of the Advisory Agreements, the Board considered the information provided specifically in relation to the consideration of the approval of the Advisory Agreements in response to requests of the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services to be provided by FS Energy Advisor and Magnetar; the investment performance of affiliates of FS Energy Advisor and Magnetar, compared to relevant indices and peer funds; the anticipated fees and expenses of the Fund compared to those of other registered investment companies that FS Energy Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria; and the anticipated profitability of FS Energy Advisor and Magnetar.

The Board also considered information related to potential ancillary benefits that may be enjoyed by FS Energy Advisor and Magnetar (and their affiliates) as a result of their relationships with the Fund. In addition to evaluating, among other things, the written information provided by FS Energy Advisor and Magnetar, the Board also considered the answers to questions posed by the Board to representatives of FS Energy Advisor. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

Based on their review, the Independent Trustees and the Board concluded that it was in the best interest of the Fund to approve the entrance into the Advisory Agreements. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by FS Energy Advisor and Magnetar, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Energy Advisor and Magnetar (and their affiliates), including the personnel who will provide investment management services to the Fund. With respect to FS Energy Advisor, the Board recognized the significant anticipated investment of time, capital and human resources to be provided by Franklin Square Holdings, L.P., the Fund’s sponsor, and its affiliates and FS Energy Advisor’s proposed role in, among other things, setting investment guidelines for the Fund’s portfolio; determining the composition and allocation of the Fund’s portfolio; and identifying and evaluating the Fund’s investments. The Board then considered FS Energy Advisor’s proposed role in the management of the Fund’s assets and anticipated collaboration with and oversight of Magnetar, including the anticipated robust level of communication and collaboration between FS Energy Advisor and Magnetar during the process of considering and taking action with respect to potential investment opportunities. The Board also noted the administrative services FS Energy Advisor will provide to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to Magnetar, the Board considered Magnetar’s proposed role in, among other things, identifying and conducting due diligence on prospective investment opportunities for the Fund; making investment recommendations for the Fund; implementing the directives of FS Energy Advisor; and providing ongoing monitoring of the Fund’s investments.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Energy Advisor and Magnetar to the Fund, the expertise and capabilities of FS Energy Advisor’s and Magnetar’s personnel, FS Energy Advisor’s anticipated collaboration with and oversight of Magnetar, FS Energy Advisor’s and Magnetar’s (or their affiliates, as applicable) financial strength and proposed efforts to develop and allocate resources necessary to manage the Fund’s portfolio.

Review of Investment Performance of Affiliates

The Board and the Independent Trustees reviewed the performance of other funds sponsored by FS Investments, including a comparison of such performance against indices that FS Energy Advisor believed provided a meaningful benchmark for comparison. The trustees acknowledged why the performance of the other FS Investments-sponsored funds may not be indicative of the performance of the Fund, however, they noted that such performance provides evidence of the experience of FS Energy Advisor’s personnel in managing a continuously-offered, closed-end fund, a fund that invests in the energy industry and other types of funds within the framework of the 1940 Act. The Board and the Independent Trustees also reviewed the performance of a Magnetar-advised private fund investing in the energy sector. The trustees acknowledged why such performance information may not be indicative of the performance of the Fund, however, they noted that such performance provides evidence of the experience of Magnetar’s personnel in investing in the energy sector.

The Board and the Independent Trustees determined that they were generally satisfied with the investment experience of the personnel of FS Energy Advisor and Magnetar.

Costs of Services to be Provided and Anticipated Profits

The Board then considered FS Energy Advisor’s management fee and each share classes’ expected gross and net expense ratios (as a percentage of average net assets) for year one. The Board also considered FS Energy Advisor’s management fee and net expense ratios as compared to a group of investment companies (including those managed by affiliates of FS Energy Advisor) that FS Energy Advisor believed to be relatively comparable to the Fund. The comparable companies included a subset of: (i) other interval funds; (ii) other energy-focused closed-end funds and (iii) other accounts managed by affiliates of FS Energy Advisor (collectively, the “Comparable Companies”). The trustees acknowledged FS Energy Advisor’s and its affiliates’ proposed financial support of the Fund through the provision of fee waivers and expense reimbursements pursuant to the expense limitation agreement. The trustees also acknowledged FS Investments agreement to assume the Fund’s organization costs and to not seek reimbursement of such costs.

With respect to the Fund’s net expense ratios, the Board considered the expense ratios compared to the Comparable Companies and FS Energy Advisor’s explanation as to the comparability of the expenses.

The Board then reviewed the estimated profitability information provided by FS Energy Advisor and Magnetar and FS Energy Advisor’s methodology for determining profitability. The profitability data included detail on projections related to capital raise and overall anticipated future profitability of the relationship between the Fund and FS Energy Advisor and Magnetar.

The Board determined that, based on the anticipated management fees to be paid by the Fund to FS Energy Advisor, FS Energy Advisor’s fees are reasonable in relation to the services to be rendered and within the range of what would have been negotiated at arm’s length in similar circumstances. With respect to the approval of the entrance into the Sub-Advisory Agreement, the Board determined that it was satisfied with the level of anticipated fees to be paid by FS Energy Advisor to Magnetar given the quality and extent of services to be provided and that Magnetar’s anticipated fees are reasonable in relation to the services to be rendered.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the fact that such economies are less likely to be significant given the Fund’s structure and business model.

Other Benefits

The Board considered other benefits that may accrue to FS Energy Advisor, Magnetar and their affiliates from their relationships with the Fund, including that FS Energy Advisor and Magnetar may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to FS Energy Advisor and Magnetar.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board, including all of the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and that the approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board approved the entrance into the Advisory Agreements for a period of two years commencing on the effective date of such Advisory Agreements, subject to earlier termination in accordance with their terms.

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Fund’s unaudited schedule of investments as of April 30, 2017 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Energy Total Return Fund

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer Date: June 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: June 28, 2017

By:	/S/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: June 28, 2017